                     AS FILED WITH THE SEC ON AUGUST 13, 2002
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 2002

                              -------------------

                            LUCENT TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              -------------------

          DELAWARE                        1-11639                       22-3408857
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)
       OF INCORPORATION)

        600 MOUNTAIN AVENUE, MURRAY HILL, NEW JERSEY                      07974
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                              -------------------

                                 (908) 582-8500
                        (REGISTRANT'S TELEPHONE NUMBER)

________________________________________________________________________________

Item 9. Regulation FD Disclosure

         On August 13, 2002, the principal executive officer, Patricia F.
Russo, and the principal financial officer, Frank A. D'Amelio, of Lucent Technologies Inc. each submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         Lucent Technologies Inc. is furnishing under Item 9 of this Current Report on Form 8-K copies of such statements attached hereto as Exhibit 99.1 and 99.2.

         On August 13, 2002, Ms. Russo and Mr. D'Amelio each filed their certifications pursuant to Section 960 of the Sarbanes-Oxley Act of 2002 as exhibits to Lucent Technologies Inc.'s Third Quarter Report for the quarterly period ended June 30, 2002.


Exhibits:

Exhibit 99.1 Statement, dated August 13, 2002, of the principal executive officer of Lucent Technologies Inc. pursuant to Securities and Exchange Commission Order No. 4-460.

Exhibit 99.2 Statement, dated August 13, 2002, of the principal financial officer of Lucent Technologies Inc. pursuant to Securities and Exchange Commission Order No. 4-460.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   LUCENT TECHNOLOGIES INC.




Dated: August 13, 2002               By: /s/ John A. Kritzmacher
                                         ------------------------
                                         Name:  John A. Kritzmacher
                                         Title: Senior Vice President
                                                and Corporate Controller

                                EXHIBIT INDEX



Exhibit Number


99.1 Statement, dated August 13, 2002, of the principal executive officer of Lucent Technologies Inc. pursuant to Securities and Exchange Commission Order No. 4-460.

99.2 Statement, dated August 13, 2002, of the principal financial officer of Lucent Technologies Inc. pursuant to Securities and Exchange Commission Order No. 4-460.
